UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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TSR, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TSR, Inc.
400 OSER AVENUE
HAUPPAUGE, NY 11788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on December 9, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TSR, Inc. (the “Company”), a Delaware corporation, will be held at the offices of the Company at 400 Oser Avenue, Suite 150, Hauppauge, New York 11788, on December 9, 2009 at 9:00 a.m. local time, to consider and act upon the following matters.

4)	Date Filed:
1.	To elect two (2) Class I Directors.

2.
To ratify the appointment by the Board of Directors of J.H. Cohn LLP as the independent registered public accountants of the Company to audit and report on its consolidated financial statements for the fiscal year ending May 31, 2010.

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Stockholders of record at the close of business on October 30, 2009 will be entitled to vote at the meeting or any adjournments thereof.  A list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder of the Company, for any purpose germane to the meeting, during ordinary business hours at the offices of the Company for the ten-day period prior to the Meeting.

By Order of the Board of Directors, John G. Sharkey, Secretary

Hauppauge, New York
November 2, 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED.  NO POSTAGE IS NEEDED IF THE PROXY IS MAILED WITHIN THE UNITED STATES.

TSR, Inc.
400 Oser Avenue
Hauppauge, NY 11788

ANNUAL MEETING OF STOCKHOLDERS
to be held on December 9, 2009

PROXY STATEMENT

The accompanying form of proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of the Stockholders of the Company to be held at the offices of the Company at 400 Oser Avenue, Suite 150, Hauppauge, New York 11788, on December 9, 2009 at 9:00 a.m. or at any adjournment thereof.  The solicitation of proxies will be made by mail and the cost will be borne by the Company.

Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for each of the proposals set forth in the accompanying Notice of Meeting.  Each proxy granted is revocable and may be revoked at any time prior to its exercise by advising the Company in writing of its revocation.  In addition, a Stockholder who attends the Meeting in person may, if he wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given.

This Proxy Statement, the enclosed form of proxy and the Company’s Annual Report for the fiscal year ended May 31, 2009 were first mailed on or about November 2, 2009 to holders of record as of October 30, 2009.

A majority of the issued and outstanding shares of Common Stock entitled to vote constitutes a quorum at the Meeting.  Shares of Common Stock represented in person or by proxy at the Meeting (including shares that abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the inspectors of election appointed for the Meeting whose tabulation will determine whether or not a quorum is present.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter.  If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a matter, those shares will not be considered as present and entitled to vote with respect to that matter.  Accordingly, a “broker non-vote” on a matter will have no effect on the voting.

Candidates for election as members of the Board of Directors who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected, and an absolute majority of the votes cast is not a prerequisite to the election of any candidate to the Board of Directors.  Accordingly abstentions have no effect on the outcome of the election.

The outstanding voting stock of the Company as of September 18, 2009 consisted of 4,050,488 shares of Common Stock, par value one ($.01) cent per share (the “Common Stock”), with each share entitled to one vote.  Only Stockholders of record at the close of business on October 30, 2009 are entitled to vote at the Meeting.

As of September 18, 2009 the following persons were known to Management to be beneficial owners of more than five percent of the Company’s Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership at September 18, 2009 (1)	Percent of Class
Joseph F. Hughes (2) 400 Oser Avenue Hauppauge, New York 11788	1,839,267 (3)	45.4%

(1)	Unless otherwise stated herein, each beneficial owner has sole voting power and sole investment power.

(2)	The beneficial owner is an officer and director of the Company.

(3)	Mr. Hughes’ ownership includes 270,928 shares of common stock held of record by his wife, as to which Mr. Hughes disclaims beneficial ownership.

All executive officers and directors of the Company as a group (7 persons) beneficially owned shares of the Company’s common stock as of September 18, 2009 as follows:

Amount of Shares Beneficially Owned	Percent of Class
1,854,187	45.8%

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Meeting, two (2) Class I Directors are to be elected for a three year term expiring at the Company’s 2012 Annual Meeting or until their successors have been elected and qualified.

If the nominees listed below are unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for such nominee or nominees as the person or persons designated to vote shall, in their judgment, designate.  Management at this time has no reason to believe that the nominees will not be available or will not serve if elected.

Set forth in the following table is certain information with respect to the nominees, as of September 18, 2009.

Names of Directors and Nominees for Election	Age	Nominee for Class of Director	Nominee for Term Expiring

Joseph F. Hughes	78	Class I	2012

Raymond A. Roel	54	Class I	2012

Directors and Executive Officers of the Company.
The following table sets forth certain information concerning the executive officers and directors of the Company, including equity securities beneficially owned, as of September 18, 2009.  The statements as to securities beneficially owned are based upon information furnished by the officers and directors of the Company:

Name	Age	Position	Year First Officer or Director	Common Stock of the Company Owned Beneficially Directly or Indirectly	Percentage Of Class

Joseph F. Hughes	78	Chairman of the Board, Chief Executive Officer, President, Treasurer and Director	1969	1,839,267 (1)	45.4%

John G. Sharkey	50	Vice President, Finance, Controller and Secretary	1990	13,500	0.3%

James J. Hill (2,3,4,5)	76	Director	1989	—	—

John H. Hochuli, Jr. (2,3,4)	79	Director	1993	—	—

Robert A. Esernio (2,3,4,6)	80	Director	2001	—	—

Christopher Hughes	48	Sr. VP , Pres., TSR Consulting Services, Inc. and Director	2000	1,420	—

Raymond A. Roel (2,3,4)	54	Director	2005	—	—

(1)	See footnotes to table of stock ownership of certain stockholders.

(2)	Member of the Compensation Committee of the Board of Directors.

(3)	Member of the Audit Committee of the Board of Directors.

(4)	Member of the Nominating Committee of the Board of Directors.

(5)	Mr. Hill is Chairman of the Compensation Committee.

(6)	Mr. Esernio is Chairman of the Audit and Nominating Committees.

Directors and Executive Officers of the Company (Continued)

The Company maintains the following committees of the Board of Directors:  the Compensation Committee, the Nominating Committee and the Audit Committee.

The Board of Directors has determined that each member of each committee meets the applicable laws and regulations, including those of The NASDAQ Stock Market, regarding “independence”.  The Board of Directors also has determined that Robert A. Esernio, an independent director who serves as the Chair of the Board’s Audit Committee, is an “audit committee financial expert” as such term is defined in applicable regulations of the Securities and Exchange Commission.

During the fiscal year ended May 31, 2009, the Board of Directors held five meetings and the Audit Committee held five meetings. The Compensation Committee and the Nominating Committee did not meet. During such fiscal year, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees of the Board of which he was a member.

The Audit Committee
The Audit Committee’s current members are Robert A. Esernio (Chairman), James J. Hill, John H. Hochuli Jr. and Raymond A. Roel. The Audit Committee’s primary functions are to assist the Board in monitoring the integrity of the Company’s financial statements and systems of internal control. The Audit Committee has direct responsibility for the appointment, independence and performance of the Company’s independent auditors. The Audit Committee is responsible for pre-approving any engagements of our independent auditors. The Audit Committee operates under a written charter approved by the Board on September 16, 2004, and amended as of October 10, 2008.  A copy of this audit committee charter is available to security holders on the Company’s website at tsrconsulting.com.  A copy of the audit committee charter, as amended, is attached hereto as Appendix A.

The Compensation Committee
The Compensation Committee’s current members are Robert A. Esernio, James J. Hill (Chairman), John H. Hochuli, Jr. and Raymond A. Roel.  The Compensation Committee reviews the total compensation package for all executive officers, including the Chief Executive Officer; considers modification of existing compensation and benefit programs and employment agreements with officers and the adoption of new plans and employment agreements with officers; and administers the plans.

The Nominating Committee
The Nominating Committee’s current members are Robert A. Esernio (Chairman), James J. Hill, John H. Hochuli, Jr. and Raymond A. Roel.  A copy of the Nominating Committee Charter was attached to the Company’s Proxy Statement for its 2004 Annual Meeting.  The Nominating Committee determines the criteria for nominating new directors, recommends to the Board of Directors candidates for nomination to the Board of Directors and oversees the evaluation of the Board of Directors.  The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders.  Such stockholder recommendations must be delivered to our Corporate Secretary, together with the information required to be filed in a Proxy Statement with the Securities and Exchange Commission regarding director nominees and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled “Stockholder Nominations.”  In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee as described below.  To date, we have not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement.

In addition, certain identification and disclosure rules apply to director candidate proposals submitted to the Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of the Common Stock for at least one year (a “Qualified Stockholder Proposal”).  If the Nominating Committee receives a Qualified Stockholder Proposal that satisfies the necessary notice, information and consent provision referenced above, the Proxy Statement will identify the candidate and the stockholder (or stockholder group) that recommended the candidate and disclose whether the Nominating Committee chose to nominate the candidate.  However, no such identification or disclosure will be made without the written consent of both the stockholder (or stockholder group) and the candidate to be so identified.  The procedures described in this paragraph are meant to establish additional requirements and are not meant to replace or limit stockholders’ general nomination rights in any way.

In evaluating director nominees, the Nominating Committee currently considers the following factors:

•	the Company’s needs with respect to the particular talents and experience of our directors;
•
the knowledge, skills and experience of nominees, including experience in business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with the Company’s business and businesses similar or analogous to ours;
•	experience with accounting rules and practices and corporate governance principles; and
•	such other factors as the Nominating Committee deems are in our best interests and the best interests of our stockholders.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee, and discusses with the Board of Directors suggestions as to individuals who meet the criteria.

Executive Sessions of Independent Directors
Directors who are independent under the NASDAQ stock market listing standards and applicable laws and regulations meet in executive session without management present at least two times each fiscal year.

Code of Ethics
The Company has adopted a code of ethics that applies to all of the employees, including the chief executive officer and chief financial and accounting officers.  The code of ethics is posted on the Home Page of its website at http://www.tsrconsulting.com.  The Company intends to post on its website all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, our code of ethics.  Stockholders may request a free copy of the code of ethics by writing to Corporate Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788.  Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to the Company’s directors or principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the NASDAQ Stock Market.

Stockholder Nominations
Under the Company’s By-laws a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Among other requirements, these procedures require any nomination or proposed item of business to be submitted in writing to the Company’s Corporate Secretary at its principal executive offices.  The Company must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business at an annual meeting no later than 75 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting.

However, if the annual meeting is scheduled to be held on a date more than 30 days before the anniversary date or more than 60 days after the anniversary date, a stockholder’s notice must be given not later than the later of (i) the 75th day prior to the scheduled date of the annual meeting or (ii) the 15th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Stockholder Communications with Directors
Generally, stockholders who have questions or concerns should contact the Company’s Corporate Secretary at (631) 231-0333.  Any stockholder who wishes to address questions regarding the Company’s business directly with the Board of Directors, or any individual director, should direct his or her questions, in writing, in care of the Company’s Secretary, at the Company’s offices at 400 Oser Avenue, Hauppauge, NY  11788.

Attendance at Annual Meeting
There is no Company policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend. All of the directors attended the 2008 annual meeting.

Directors and Executive Officers
Mr. Joseph F. Hughes, from 1953 until forming the Company in 1969, was employed by International Business Machines Corporation (“IBM”) in various systems engineering, marketing and administrative positions. Immediately prior to his employment with the Company, Mr. Hughes was responsible for managing the market and technical sales group serving colleges and universities with IBM in Long Island and Westchester County.

Mr. John G. Sharkey has a Masters Degree in Finance.  He received his Certified Public Accountant certification from the State of New York.  From 1987 until joining the Company in October 1990, Mr. Sharkey was Controller of a publicly held electronics manufacturer.  From 1984 to 1987, he served as Deputy Auditor of a commercial bank, having responsibility over the internal audit department.  Prior to 1984, Mr. Sharkey was employed by KPMG LLP as a senior accountant.

Mr. John H. Hochuli, Jr. has been a Director of the Company since April 1993.  In 1994 he retired from Diamond Manufacturing Corp., a maker of aluminum windows and doors, which he founded in 1955 and served as President.

Mr. James J. Hill has been a Director of the Company since December 1989.  In 1998, he retired from MRA Publications, Inc., a medical publishing business for which he had been Executive Vice President of Sales and Marketing since 1979.  Mr. Hill received a Bachelor of Science Degree in Business Administration from the University of Arizona in 1958 and a Bachelor of Foreign Trade Degree from the American Institute of Foreign Trade in Arizona in 1959.

Mr. Robert A. Esernio has been a Director of the Company since April 2001.  From 1969 through 1990 Mr. Esernio was a partner in the international accounting and consulting firm of Grant Thornton LLP.  Mr. Esernio was also a professor of Accounting at St. John’s and Long Island Universities from 1958 through 1985 when he retired with Emeritus status.  Mr. Esernio received a Bachelor of Business Administration Degree; Magna cum Laude from St. John’s University in 1956 and a Master of Business Administration Degree from New York University in 1963.

Mr. Christopher Hughes has been a Director of the Company from April 2000 until September 2004 and again from January 2005 until the present.  He has been employed by the Company since 1985 and was a Vice President-Sales for the Company’s computer programming services subsidiary from 1991 through 2006. In 2007 he was appointed Senior Vice President of the Company and President of the subsidiary.  He is the son of Mr. Joseph F. Hughes, Chairman of the Board.  Mr. Christopher Hughes is a 1984 graduate of St. Bonaventure University.

Mr. Raymond A. Roel has been a Director of the Company since January 2005.  Since 1996, Mr. Roel has been employed by McCann Worldgroup, a unit of Interpublic Group of Companies, Inc.  His most recent position is Associate Director of Worldwide Communications.  Mr. Roel is a 1977 graduate of Brown University.

The Company’s executive officers are elected by, and serve at the discretion of, the Board of Directors.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen- sation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Joseph F. Hughes President and Chief Executive Officer	2009 2008	$498,000 498,000	$ 48,000 122,000	– –	– –	– –	– –	$57,000 50,000	$ 603,000 670,000

John G. Sharkey Vice President, Finance	2009 2008	175,000 175,000	50,000 50,000	– –	– –	– –	– –	6,000 6,000	231,000 231,000

Christopher Hughes Sr. Vice President	2009 2008	200,000 $200,000	101,000 $126,000	– –	– –	– –	– –	13,000 $14,000	314,000 $ 340,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END: There were no outstanding equity awards at the end of fiscal 2009.

 EMPLOYMENT AGREEMENTS AND ARRANGEMENTS:

In October 2007, an employment agreement was entered into with Joseph F. Hughes, which terminated May 31, 2009. This agreement provided for a base salary of $498,000 per year.  Additionally, the agreement provided for an annual bonus for each fiscal year equal to 4% of pre-tax profits up to $1,000,000 and 6% of pre-tax profits in excess of $1,000,000.  In fiscal 2009, Mr. Hughes received a bonus of $48,000 as incentive compensation. Mr. Hughes is currently compensated at a salary of $450,000 and is entitled to a bonus on the same terms as he was entitled to under his expired employment agreement.

In June 2005, an employment agreement was entered into with John G. Sharkey, which terminates May 31, 2010.  This agreement provides for an initial annual base salary of $150,000, subject to increase in the discretion of the President of the Company and an annual discretionary bonus, which bonus was $50,000 for the fiscal year ended May 31, 2009.

In March 2007, an employment agreement was entered into with Christopher Hughes, which terminates February 28, 2012. This agreement provides for an annual base salary of $ 200,000 and an annual discretionary bonus as approved by the Compensation Committee of the Board of Directors.

TERMINATION OR CHANGE-IN-CONTROL: Under the employment agreement entered into between the Company and Christopher Hughes, if his employment is terminated by the Company for any reason other than for cause, he would be entitled to receive a severance payment equal two years base salary, payable in equal semi-monthly installments and would continue to be provided all employee benefits for 18 months at the Company’s expense. The employment agreements for Christopher Hughes and John Sharkey also contain change in control agreements pursuant to which, in the case of Mr. Sharkey, if he terminates his employment or his employment is terminated following a change of control and, in the case of Christopher Hughes, if his employment is terminated without cause following a change of control, he would receive a payment equal to two times his prior year’s total compensation (base salary and bonus) in a lump sum payment and would continue to be provided all benefits for a stated period (18 months after termination in the case of Mr. Hughes and 24 months in the case of Mr. Sharkey).

DIRECTOR COMPENSATION

Name	Fees Earned Or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	. All Other Compensation	Total

Robert A. Esernio	$20,000	–	–	–	–	–	$20,000

James J. Hill	10,000	–	–	–	–	–	10,000

John H. Hochuli, Jr.	10,000	–	–	–	–	–	10,000

Raymond A. Roel	$10,000	–	–	–	–	–	$10,000

For their service, members of the Board of Directors who are not salaried employees of the Company received an annual retainer of $10,000, payable quarterly during fiscal 2009. Mr. Esernio received an additional annual retainer of $10,000 for his services as Audit Committee Chairman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company was not a participant in, since the beginning of the Company’s last fiscal year, any transaction, and there are no currently proposed transactions, in which the Company is to be a participant, and in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at the end of each of the Company’s two prior fiscal years, and in which any related person had or will have a direct or indirect material interest.

Mr. Joseph F. Hughes would be deemed to be a parent of the Company due to his ownership of 45.4% of the outstanding Common Stock of the Company at September 18, 2009 and his positions as President and Chief Executive officer.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2009 Fiscal Year with the Company’s management.  The Audit Committee has separately discussed with J.H. Cohn LLP, the Company’s independent registered public accounting firm for the 2009 Fiscal Year, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has also received the written disclosures and the letter from J.H. Cohn LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with J.H. Cohn LLP the independence of that firm from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2009 Fiscal Year for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Robert A. Esernio, Chairman	James J. Hill	John H. Hochuli, Jr.	Raymond A. Roel

Compliance with Section 16(a) of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”).  Officers, directors and greater than ten percent Stockholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended May 31, 2009, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     J.H. Cohn LLP has been appointed by the Company’s Board of Directors as the independent registered public accounting firm for the Company to audit and report on the Company’s consolidated financial statements for the fiscal year ending May 31, 2010.  J.H. Cohn LLP audited and reported on the Company’s consolidated financial statements for the year ended May 31, 2009 and it is expected that a representative will be present at the Meeting with an opportunity to make a statement if he or she desires to do so and will be available to respond to questions.  The appointment of the independent registered public accounting firm will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Company’s Common Stock present at the Meeting, in person or by proxy.  Submission of the appointment of the independent registered public accounting firm to the Stockholders for ratification will not limit the authority of the Board of Directors to appoint another accounting firm to serve as the independent registered public accounting firm if the present accountants resign or their engagement is otherwise terminated.  If the Stockholders do not ratify the appointment of J.H. Cohn LLP at the Meeting, the selection of J.H. Cohn LLP may be reconsidered by the Board of Directors. The Audit Committee is responsible for approving engagement of the independent registered public accounting firm to render audit or non-audit services prior to the engagement of the accountants to render such services.

CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

     On September 19, 2007, the Company dismissed BDO Seidman, LLP as its independent registered public accountants.  The reports of BDO Seidman, LLP on the Company’s financial statements for the fiscal years ended May 31, 2006 and 2007 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The Company’s audit committee of the Board of Directors approved the decision to change accountants.  During the Company’s two most recent fiscal years and subsequent interim periods prior to its dismissal, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP would have caused it to make reference to such disagreement in its reports. During the years ended May 31, 2006 and 2007 and through September 19, 2007, there have occurred none of the “reportable events” listed in Item 304(a)(1)(v) of Regulation S-K.

     The Company engaged J.H. Cohn LLP to act as its independent registered public accountants, effective September 20, 2007. During the two most recent fiscal years and subsequent interim periods prior to its engagement, the Company did not consult J.H. Cohn LLP on items which (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Company’s financial statements or (ii) or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

AUDIT FEES

     The aggregate fees billed by J.H. Cohn LLP for professional services related to the audit of the Company’s consolidated financial statements and the review of the consolidated condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended May 31, 2009 and 2008 were $66,960 and $62,453, respectively.

AUDIT RELATED FEES

     There were no fees billed by J.H. Cohn LLP for audit related services for the fiscal years ended May 31, 2009 or 2008.

TAX SERVICES

     There were no fees billed by J.H. Cohn LLP for tax services during the fiscal years ended May 31, 2009 or 2008.

ALL OTHER SERVICES

     There were no fees billed by J.H. Cohn LLP related to any other non-audit services for the fiscal years ended May 31, 2009 or 2008.

STOCKHOLDER’S PROPOSALS

     Any proposal by a Stockholder of the Company intended to be presented at the 2010 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than July 9, 2010 for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.  Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

FORM 10-K ANNUAL REPORT

     UPON WRITTEN REQUEST BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON, WITHOUT CHARGE, WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2009, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO.  IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS.  If the person requesting the report was not a Stockholder of record on October 30, 2009, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company’s stock at the close of business on such date.  Requests should be addressed to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788.

OTHER BUSINESS SOLICITATION AND EXPENSES OF SOLICITATION

     The Board of Directors does not know of any other matters to be brought before the Meeting, except those set forth in the notice thereof.  If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

     The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company.  In addition to solicitation by mail, the Company’s directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, facsimile and personal interviews.  Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

     Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

By Order of the Directors, John G. Sharkey, Secretary

November 2, 2009

APPENDIX A
AUDIT COMMITTEE CHARTER

TSR, INC.

CHARTER AND POWERS OF THE AUDIT COMMITTEE

          RESOLVED, that the membership of the Audit Committee of the Board of Directors (the “Audit Committee”) shall consist of at least three members of the Board of Directors, who shall meet the independence and experience requirements contained in the NASDAQ listing standards, including the ability to read and understand fundamental financial statements, and shall serve at the pleasure of the Board of Directors.  At least one member of the Audit Committee shall in the judgment of the Board of Directors be an “Audit Committee financial expert” under rules and regulations of the Securities and Exchange Commissions.

          RESOLVED, that while the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct the audits or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles (“GAAP”).  This is the responsibility of management and the Company’s independent auditors.

          RESOLVED, that the charter and powers of the Audit Committee shall be:

•
Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•
Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within the Company;

•
Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure compliance by the Company with all applicable laws, regulations and Company policies;

•	Providing an independent, direct communication between the Company’s independent auditors and the Board of Directors; and

•	Overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

          RESOLVED, that the Audit Committee shall have the following specific powers and duties:

1.	Holding such regular meetings as may be necessary and such special meetings as may be called by the Chair of the Audit Committee or at the request of the independent auditor;

2.
Having sole authority and direct responsibility for the selection, appointment, retention, compensation, oversight and termination of the independent auditors (including resolution of disagreements between management and the auditors) for the purpose of preparing and issuing an audit report or related work;

3.	Determining the compensation for the independent auditor for the purpose of rendering an audit report, appropriate funding for the payment of which shall be provided by the Company;

4.
Pre-approving all audit services and permissible non-audit services to be performed by the Company’s independent auditor (subject to the de minimus exception for non-audit services described in Section 10A of the Exchange Act that are approved by the Audit Committee prior to completion of the audit); provided that the Audit Committee is authorized to delegate pre-approval of audit and non-audit services to one or more members of the Audit Committee; and such member(s) shall report to the full Audit Committee at each scheduled meeting whether such member(s) pre-approved any audit or non-audit services;

5.
Ensuring independence of the independent auditor by obtaining from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company and confirming the auditor firm’s independence, as required by Independence Standards Board Standard No. 1;

6.
Actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board of Directors take appropriate action to oversee the independence of the outside auditor;

7.	Discussing with the Company’s independent auditor the matters described in Statement on Auditing Standards No. 61, as amended;

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8.
Reviewing and discussing with management and the independent auditor, any report or attestation from the independent auditors regarding:  (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (iii) other material written communications between the independent auditors and management, such as any management representation letter or schedule of unadjusted differences;

9.
Conferring with the independent auditor concerning the scope of its examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent auditor’s annual engagement letter; and authorizing the independent auditor to perform such supplemental reviews or audits as the Audit Committee may deem desirable;

10.	Reviewing with management and the independent auditor significant financial risk exposures, audit activities and significant audit findings;

11.
Reviewing and discussing with the independent auditor and management (a) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); and (b) the adequacy and effectiveness of the Company’s disclosures controls and procedures, and management reports thereon;

12.
Reviewing with management and the independent auditor the Company’s audited annual financial statements, quarterly financial statements and the independent auditor’s opinion and reviews rendered with respect to such financial statements;

13.	Reviewing with management and the independent auditor the Company’s earnings press releases;

14.
Obtaining from the independent auditor its recommendations (if any) regarding the improvement of internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries;

15.
At least annually, reviewing with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any material changes in the selection or application of the principles followed in prior years and any items required to be communicated by the independent auditor in accordance with AICPA Statement of Auditing Standards;

16.	Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

17.	Reviewing and approving all related-party transactions;

18.
Engaging independent counsel and other advisors, as the Audit Committee determines is necessary to carry out its duties and responsibilities, appropriate funding for the payment of which shall be provided by the Company in addition to funding for ordinary administrative expenses that are necessary for the Audit Committee to carry out its duties;

19.
Establishing procedures for the receipt, retention and treatment of complaints about accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission of employee concerns about questionable accounting or auditing practices;

20.
Adopting a Code of Ethics for all employees, officers and directors of the Company; providing for and reviewing prompt disclosure to the public of any change in, or waiver of such Code of Ethics; and reviewing conduct alleged to be in violation of such Code of Ethics;

21.	Establishing policies for the hiring of employees and former employees of the independent auditor;

22.	Reporting to shareholders in the Company’s annual proxy statement on those matters required by the Securities and Exchange Commission;

23.	Reporting through its Chair to the Board of Directors following the meetings of the Audit Committee;

24.	Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

25.	Conducting or authorizing investigations into any matters within the Audit Committee’s scope of responsibilities;

26.
Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable; and

27.	Reviewing and reassessing the adequacy of this Charter at least annually.

APPROVED BY THE COMMITTEE:  OCTOBER 10, 2008

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PROXY CARD
Front

TSR, Inc.
400 OSER AVENUE
HAUPPAUGE, NEW YORK  11788

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 9, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOSEPH F. HUGHES and CHRISTOPHER HUGHES or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of TSR, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on the 9th of December, 2009 at 9:00 a.m., at the offices of the Company at 400 Oser Avenue, Suite 150, Hauppauge, New York, and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.  Said proxies are instructed to vote as follows:

1.	FOR __ WITHHOLDING VOTE __ The election of Joseph F. Hughes and Raymond A. Roel for Class I Director.

INSTRUCTION:    TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME.

2.
FOR __   AGAINST __   ABSTAIN __   The ratification of the appointment by the Board of Directors of the Company of J.H. Cohn LLP as the independent registered public accountants of the Company to audit and report on its financial statements for the year ending May 31, 2010.

3.	In accordance with their best judgment with respect to any other business that may properly come before the Meeting.

(Continued and to be signed on the reverse side.)

Proxy Card
Back

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ABOVE PROPOSALS.

Receipt is acknowledged of the Notice and Proxy Statements relating to this meeting.

Dated: _______________________, 2009 Signature Signature

Please sign as name(s) appear(s) hereon.  Proxies should be dated when signed.  When signing as attorney, executor, administrator, trustee or guardian, the full title of such should be given.  Only authorized officers should sign for a corporation.  If shares are registered in more than one name, each joint owner should sign.